SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA FUNDS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRANSAMERICA FUNDS

Transamerica MLP & Energy Income

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

August 14, 2013

Dear Shareholder:

A special meeting of shareholders of Transamerica MLP & Energy Income will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on September 27, 2013, at 11:00 a.m. (Eastern time).

At the special meeting, you are being asked to vote on a proposal to amend the fund’s fundamental investment policy regarding concentration of investments. The Board of Trustees of the fund has approved a change to the policy that would permit the fund to invest significant amounts of its assets in companies engaged in activities in one or more parts of the energy sector. The proposed change to the policy would afford the fund greater flexibility in meeting its investment objective but may subject the fund to greater risk of adverse events affecting the energy sector. The change requires shareholder approval.

We are seeking your approval of the proposal through the enclosed proxy statement, which we invite you to review closely.

Importantly, the Board of Trustees has considered the proposal and has determined it is in the best interest of the fund, and unanimously recommends that you vote “FOR” the proposal. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Whether or not you plan to attend the meeting in person and regardless of how many shares you own, your vote is important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about the proposal, please call Broadridge Financial Solutions, Inc. (“Broadridge”) toll-free at 855-723-7818.

Sincerely,

/s/ Thomas A. Swank
Thomas A. Swank
President and Chief Executive Officer

TRANSAMERICA FUNDS

Transamerica MLP & Energy Income

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on September 27, 2013

Please take notice that a special meeting of shareholders of Transamerica MLP & Energy Income, a series of Transamerica Funds, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on September 27, 2013 at 11:00 a.m. (Eastern time), to consider and vote on the following proposals:

I.	To approve a change to the fund’s fundamental investment policy regarding concentration of investments; and

II.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

After careful consideration of the proposal, the Board of Trustees of the fund approved Proposal I and recommends that shareholders of the fund vote “FOR” the proposal.

Shareholders of record of the fund at the close of business on July 18, 2013 are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher

Dennis P. Gallagher
Vice President, General Counsel and Secretary

August 14, 2013

SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on the fund’s website at https://www.transamericainvestments.com/TridionImages/Transamerica-MLP-Energy-Income-Proxy-Statement.pdf. A paper or email copy of the proxy materials may be obtained, without charge, by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at 855-723-7818.

YOU CAN HELP AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

I

TRANSAMERICA FUNDS

Transamerica MLP & Energy Income

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of Transamerica Funds (the “Trust”), with respect to its series, Transamerica MLP & Energy Income (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 A.M. on September 27, 2013 (the “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Proxy Statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being first mailed by the Board to shareholders on or about August 14, 2013.

The Trust is organized as a Delaware statutory trust. The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In certain cases, for ease of comprehension, the term “Fund” is used in this Proxy Statement where it may be more precise to refer to the “Trust” of which the Fund is a series.

You are entitled to vote at the Special Meeting if you were a shareholder of the Fund as of the close of business on July 18, 2013 (the “Record Date”). Each shareholder of record of the Fund at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund (with proportional fractional votes for fractional shares). The net assets and total number of shares of the Fund outstanding at the close of business on the Record Date were as follows:

Net Assets ($)	Total Shares Outstanding
169,337,646.23	16,733,080.570

Please sign, date and return the proxy card included with this Proxy Statement. You may also provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholders who execute proxies or provide voting instructions by telephone, mail, or the Internet may revoke them at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at the Special Meeting. For the purposes of taking action on Proposal I, shareholders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Fund shall constitute a quorum at the Special Meeting.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve the proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting.

Vote Required

Proposal I. The approval of Proposal I requires the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Fund. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal I.

Manner of Voting

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal I. A signed proxy card or other authorization by a beneficial owner of shares in the Fund that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of Proposal I.

If you hold shares in the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record shareholder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on Proposal I may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Fund receives voting instructions from other shareholders. This practice is sometimes called “proportional voting” or “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Under TAM’s proxy voting policies and procedures, in the case of the Transamerica asset allocation funds that invest their assets in the Fund, TAM will vote shares of the Fund in accordance with the recommendations of the Boards of Trustees of such asset allocation funds. The Boards of the asset allocation funds have recommended that those funds vote in favor of the proposal. The shares of the Fund held by the asset allocation funds will, therefore, be voted “FOR” the amendment to the Fund’s fundamental policy described in Proposal I. As of June 19, 2013, the Transamerica asset allocation funds owned approximately 98% of the Fund’s outstanding shares and as a result, absent a change in circumstance, the proposal is expected to be approved.

If you have any questions about the proposal or about voting, please call Broadridge at 855-723-7818.

PROPOSAL I — APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT POLICY

Today, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“ MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. This 80% investment policy will remain unchanged. However, the Fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P., would like to invest in a more concentrated manner within the energy sector. For example, the sub-adviser may believe from time to time that there are significant investment opportunities in the natural gas exploration, natural gas pipeline or electric transmission industries in the energy sector. The Fund’s current concentration policy restricts such concentrated investing. As a result, the sub-adviser may be unable to make significant investments in areas such as the natural gas transportation and crude oil transportation industries in the energy sector at the times that the sub-adviser believes would be beneficial to the Fund. TAM and the sub-adviser believe that this revised concentration policy will provide the potential for better investment returns.

In order to accomplish this increased investment flexibility, the Fund’s industry concentration policy must be changed.1 Changing this concentration policy requires shareholder approval. If shareholders of the Fund approve this proposal, the Fund’s concentration policy would read:

The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the fund will concentrate in industries in the energy sector.

Applicable law does not define what constitutes “concentration” in an industry, but the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. As a result, the Fund has been limiting its investments in any single industry within the energy sector to less than 25%.

Concentration in the energy sector or one or more of its industries subjects the Fund to the risks associated with the energy sector or those industries. If shareholders of the Fund approve the revised policy, the Fund may be subject to greater price volatility and risk of loss if there are adverse economic, business or other developments affecting the energy sector or industries of it.

The revised policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The revised policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on the Fund’s investment in issuers domiciled in a single jurisdiction or country. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the revised policy. The revised policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The current policy is interpreted in the same fashion.

1 The current policy provides that “The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.”.

The revised policy, like the current policy, is written and will be interpreted broadly. For example, the policy will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. For purposes of the revised policy, as is in the case under the current policy, the “1940 Act” shall mean the 1940 Act and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority. This will allow the Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

If Proposal I is approved by shareholders, the change to the Fund’s concentration policy will take effect shortly after such approval.

Evaluation by the Board

The Board believes that the change to the Fund’s concentration policy is in the best interest of the Fund and its shareholders. The Board found that the proposed change to require the Fund to concentrate will allow the Fund to respond to future investment opportunities. The Board did note that the revised policy may result in a change in the level of investment risk associated with an investment in the Fund. Based on these and other considerations, the Board recommends that shareholders vote to approve the modification to the Fund’s fundamental investment policy regarding concentration of investments described below.

The Board recommends that you vote “FOR” this proposal.

Required Vote

To become effective with respect to the Fund, Proposal I must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than the proposal set forth in this Proxy Statement. If other business should properly come before the Special Meeting, including any questions as to an adjournment of postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the administrator of the Fund, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFS is also the transfer agent of the Fund. The current distributor of the Fund is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by AEGON, N.V.

Custodian

State Street Bank & Trust (“State Street”), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund’s custodian.

Annual and Semi-Annual Reports

Shareholders can find important information about the Fund in its annual report dated October 31, 2012 and its semi-annual report dated April 30, 2013 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Fund at the address shown on the first page of this Proxy Statement, by calling the Fund at (888) 233-4339, or visit Transamerica Funds’ website at www.transamericafunds.com.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement beginning on or about August 14, 2013, but proxies may also be solicited by telephone and/or in person by representatives of the Fund, regular employees of TAM or its affiliate(s). If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, which are estimated at approximately $12,700, will be borne by the Fund.

Principal Shareholders

As of July 18, 2013, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Fund indicated:

Name & Address	Class	Percent Owned
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	A	40.66%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	A	20.26%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	A	6.83%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	C	23.08%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	C	22.14%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	C	5.06%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	I	37.72%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	I	31.27%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	I	7.34%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	I2	51.28%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	I2	24.52%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	I2	14.84%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	I2	8.04%

Shareholders Communications to the Board

Shareholders of the Fund may mail written communications to the Board, addressed to the care of the Secretary of the Fund, at the Fund’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, the Fund will deliver only one copy of this Proxy Statement to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the address shown on the front page of this Proxy Statement or by calling the Fund at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Fund is not required to and does not intend to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to the Fund must be received a reasonable time prior to the date of a meeting of shareholders of the Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of the Fund is October 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Fund, 570 Carillon Parkway, St. Petersburg, Florida 33716 for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Fund’s Declaration of Trust and By-Laws, including to allow for the further solicitation of proxies. Under the Fund’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment.

Information About the Fund

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the Internet.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Vice President, General Counsel and Secretary

August 14, 2013

TRANSAMERICA FUNDS

Transamerica MLP & Energy Income

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 27, 2013

A special meeting of shareholders of Transamerica MLP & Energy Income will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on September 27, 2013 at 11:00 a.m. (Eastern time).

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. We encourage you to access and review the proxy materials before voting.

The following materials are available for view: Proxy Materials for the Special Meeting of Shareholders to be held on September 27, 2013.

At the special meeting, you are being asked to vote on a proposal to amend the fund’s fundamental investment policy regarding concentration of investments. Importantly, the Board Members responsible for the fund have considered the proposal and have determined it is in the best interest of the fund, and unanimously recommend that you vote “FOR” the proposal.

The proxy materials will be available to review on Transamerica Funds’ website at https://www.transamericainvestments.com/TridionImages/Transamerica-MLP-Energy-Income-Proxy-Statement.pdf until at least December 14, 2013. A paper or email copy of the proxy materials may be obtained, without charge, by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at 855-723-7818.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy.

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1:	Go to the electronic voting site at www.proxyvote.com

Step 2:	Access and view the proxy materials, which consist of the Letter to Shareholders, Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card by clicking on the links provided.

Step 3:	Follow simple instructions on the screen to log in and vote your eligible positions.

To vote your eligible position, you must either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy card (see instructions above). If you wish to vote at the special meeting, please bring this notice and proper identification with you.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

FORM OF PROXY CARD

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M62091-S09143	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TRANSAMERICA MLP & ENERGY INCOME

After careful consideration of the proposal, the Board of Trustees of the fund approved Proposal 1 and recommends that shareholders of the fund vote “FOR” the proposal.				For	Against	Abstain

1. To approve a change to the fund’s fundamental investment policy regarding concentration of investments; and				☐	☐	☐

To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, EITHER holder may sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M62092-S09143

TRANSAMERICA FUNDS
Transamerica MLP & Energy Income
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 27, 2013

The undersigned hereby appoints Thomas A. Swank and Dennis P. Gallagher as attorneys and proxies of the undersigned, with full power of substitution, to vote for the undersigned all shares of beneficial interest of the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of the Fund to be held at the offices of Transamerica Asset Management, Inc., at 570 Carillon Parkway, St. Petersburg, Florida 33716, on September 27, 2013, at 11:00 a.m. (Eastern time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present.

The undersigned acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement and revokes any proxy previously given with respect to the Special Meeting.

The shares represented by this proxy will be voted as instructed. The proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournment or postponement thereof. The proxies intend to vote with management on any such other business properly brought before the Special Meeting or any adjournment or postponement thereof.